April   2 0 0 6

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

B l u e g r e e n    C o r p o r a t i o n NYSE:BXG Statements in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities and Litigation Reform Act of 1995. Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that Company-wide growth and growth at Resorts and Communities will not occur as anticipated, the Company will not be able to acquire land or identify new projects, as anticipated, sales and marketing strategies related to new Resorts and Communities properties will not be as successful as anticipated, retail prices and homesite yields for commercial properties will be below the Company’s estimate, the effect of the adoption of SOP 04-2 will differ from that anticipated or will have a materially adverse impact on the operations of Resort segment, and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 16, 2006. 2

Investment Considerations

Impressive revenue and income growth

Fifth largest(1) publicly-held operator of vacation
ownership resort properties

A leader in direct-to-consumer sales of residential home
sites

Rapidly growing target markets

Experienced management team

Successful marketing alliances with major corporations

Strong balance sheet

          (1)   Based on vacation ownership revenue as reported in SEC filings

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

Q4 2005 Financial Highlights $in millions, except per share data. 2005 2004 (1) Change Resorts Sales $ 81.2 $ 74.7 8.7% Communities Sales $ 39.1 $ 51.3 (24)% Total Sales $ 120.3 $ 126.0 (5)% Cost of Sales/Percent Resorts $19.3 / 24% $18.5 / 25% 5% Communities $21.5 / 55% $29.4 / 57% (27)% Pre-Tax Income $ 11.2 $ 11.1 2% Net Income $ 6.9 $ 6.8 2% EPS $ 0.22 $ 0.23 (4)% Diluted Shares Outstanding 31.2 30.9 1% 4 (1) Restated

Total Revenue Growth

($ in Millions.  Includes revenue from all sources.)

(1)   Restated

(1)

(1)

Net Income Growth

($ in Millions)

(1)  Restated

$47

(1)

(1)

Earnings Per Share Growth

(1)  Restated

(1)

(1)

Segment Sales

Resorts

Communities

2004

38%

65%

2005

35%

62%

Bluegreen Resorts

43 in-network resorts,
near popular “drive to”
vacation destinations
and Aruba

Vacation Ownership
Interests sold through
real estate based
Bluegreen Vacation
Club®

Expansion of
distribution through off-
site sales offices

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Bluegreen Resorts

Bluegreen Resorts

Approximately 153,000
owners at 12/31/05

Benefiting from sales to
existing owner base,
 mitigating sales and
marketing costs

Interest income and
cash generation
through Vacation
Ownership Interest
financing

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Bluegreen Resorts

Drive-To Locations

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Bluegreen Resorts

Bluegreen Vacation Club

Members’ ownership is conveyed through a deeded real estate
interest in a specific resort unit and week, which is held in a bankruptcy-remote trust on the members’ behalf.

Members’ ownership is in perpetuity and can be sold,
bequeathed or otherwise conveyed to third parties.

Members’ beneficial usage rights consist of an annual or
biennial allotment of vacation points that can be used for varying length of stays at any of 43 in-network resorts or can be
indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort Condominium International, LLC., the largest vacation ownership exchange company.

B l u e g r e e n C o r p o r a t i o n NYSE:BXG Bluegreen Vacation Club "What can I do with 10,000 points?" Example A 4 Nights in a two-bedroom vacation home at the Fountains Resort in Orlando, Florida (Red Season - Monday through Thursday) Plus 3 nights in a one-bedroom vacation villa in MountainLoft in Gatlinburg, Tennessee (Red Season - Thursday through Saturday) Example B 7 nights in a one-bedroom vacation villa at the Pono Kai Resort in Kapa'a, Kauai, Hawaii (Red Season) Example C 3 nights in a 2 bedroom vacation villa at the Suites at Hershey Resort in Hershey, Pennsylvania (Red Season - Monday through Wednesday) Plus 2 nights in a studio vacation villa at the Lodge Alley Inn in Charleston, South Carolina (High Red Season - Friday through Saturday) Plus 3 nights in a one-bedroom vacation villa at Mountain Run at Boyne in Boyne Falls, Michigan (High Red Season - Tuesday through Thursday) (Source: "Bluegreen Resorts Points Guide" - Revised January 2006) 13

Why Vacation Ownership?

Concept originated in the 1960s

Spacious, home-like accommodations with
extensive amenities

Flexibility

Increased credibility and awareness

Growing acceptance and customer
satisfaction

3.9 million households in the U.S. own timeshares (1)

43% industry sales growth (2002-2004) (1)

B l u e g r e e n    C o r p o r a t i o n

Bluegreen Resorts

(1) Source: ARDA International Foundation, “2005 U.S. State of the Vacation Ownership Industry” Study

Vacation Ownership Demographic Trends

Target market (40-59 years old) is fastest growing
segment of the population

60% of Vacation Ownership Interest owners in U.S. in 2002

Historically, median age at time of purchase was 51

Median annual income of $85,000 in 2002

35% have median annual income of $100,000+

45-54 age bracket expected to grow 18% from

            2000-2010 (1)

Estimated 5% market penetration in the $50,000+
income bracket

(1) Source: U.S. Census. Population 15 years and over

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Bluegreen Resorts

Bluegreen Resorts Financial Highlights

Sales

($ in millions)

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Bluegreen Resorts

(1) Restated

(1)

(1)

Bluegreen Resorts Financial Highlights

Field Operating Profit (1) (1)

      (1)        Operating profit prior to the allocation of corporate overhead, interest income, gain on sale of receivables, other income, provision for loan losses, interest expense, income taxes, and minority interest.

      (2)        Restated

($ in millions)

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Bluegreen Resorts

(2)

(2)

Growing Number of Resort Owners

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Bluegreen Resorts

12/31/2005

12/31/2004

12/31/2003

12/31/2002

Growing Upgrade Sales to Existing Owner Base

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Bluegreen Resorts

28%

18%

Resorts Cost of Sales

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Bluegreen Resorts

Resort Marketing

Multi-pronged approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Local promotions, online, telesales

Kiosks and off-premises contacts

Permission Marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

10-year, exclusive agreement

Retail, catalogs, web site, mailing list

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Bluegreen Resorts

Vacation Ownership Industry Growth

Source: American Resort Development Association (ARDA)

Bluegreen Communities

Direct-to-consumer sales

Deed restricted
communities

Target markets with
sophisticated technology

“Exurbia” in southeastern
and southwestern United
States

Reduced homebuilder
competition

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Bluegreen Communities

Bluegreen Communities

Certain properties include
golf courses designed by
PGA champions

Primarily a cash business,
with minimal cap-ex

Projects generally bonded
to completion

Focused on replenishing
inventory

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Bluegreen Communities

Concentrated Communities Footprint

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Bluegreen Communities

Bluegreen Communities Financial Highlights

Sales

($ in millions)

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Bluegreen Communities

Bluegreen Communities Financial Highlights

Field Operating Profit  (1)

              (1)    Operating profit prior to the allocation of corporate overhead, interest income, other income, provision for loan losses, interest expense and income taxes.

($ in millions)

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Bluegreen Communities

Communities Cost of Sales

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Bluegreen Communities

Bluegreen Golf Communities

Traditions of Braselton

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™ (in development)

Chapel Ridge™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek, 2005)

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Bluegreen Communities

Replenishing Communities Portfolio

Historically, a routine process

Significant sales in 2004 and 2005 led to earlier than
expected sell-out

Focus on existing and new markets

Inventory with estimated remaining life-of-project sales of
$302.9 million at 12/31/05

Recently acquired Texas properties (commenced sales)

1,579 acres outside of Dallas (Projected Q4 2006)

Havenwood at Hunter’s Crossing (January 2006)

The Settlement at Patriot Ranch (August 2005)

Saddle Creek Ranch (April 2005)

SugarTree on the Brazos (January 2005)

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Bluegreen Communities

Accounting Pronouncements

Revenues and earnings will shift to second half of 2006

Underlying financial strength not expected to be
affected

AICPA SOP 04-2

Primarily deferred Resort sales related to Sampler Program and sales incentives

Provision for loan losses – Netted against sales

One time, non-cash cumulative effect of change in accounting principle charge in Q1 2006

SFAS 140

We intend for future VOI sales through warehouse purchase facilities to be accounted for as on-balance sheet borrowings

Gains on sale, if any, will be recognized when they are included in properly structured term securitizations or when loans are sold through Direct Placement Facilities

Appendix:
Financial Position and Liquidity

Condensed Consolidated Balance Sheets ($ in millions) Assets 12/31/04(1) 12/31/05 Cash and Cash Equivalents $ 79.1 $ 66.4 Restricted Cash and Cash Equivalents 21.4 18.3 Contracts Receivable, Net 28.1 27.5 Notes Receivable, Net 152.1 127.8 Inventory, Net 205.4 241.0 Retained Interest in Notes Receivables sold 66.5 105.7 Property and Equipment, Net 74.2 79.6 Other Assets 31.6 28.0 Total Assets $ 658.4 $ 694.3 Liabilities Accounts Payable, Accrued Liabilities and other $ 55.8 $ 54.8 Deferred Income 24.2 29.4 Deferred Income Taxes 56.1 75.4 Line-of-Credit and Notes Payable 145.2 97.2 10.50% Senior Secured Notes 110.0 55.0 Junior Subordinated Debentures - 59.3 Total Liabilities 391.3 371.1 Minority Interest 6.0 9.5 Shareholders' Equity 261.1 313.7 Total Liabilities and Shareholders Equity $ 658.4 $ 694.3 (1)   Restated

Key Financial Metrics

Shareholders’ Equity

Debt –To-Equity Ratio

($ in millions)

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FINANCIAL INFORMATION

1.5

B l u e g r e e n C o r p o r a t i o n FINANCIAL INFORMATION Receivables Financing Program Financed approximately Aggregate Principal of Notes Receivable Sold 95% of Vacation Ownership (in millions) Interest purchases Portfolio yields $250 $229 $216 approximately 15% per year, generating significant $200 interest income Owners are required to $150 $111 make at least 10% down $100 payment of sales price and finance balance over 10 $50 years In-house servicing of all $0 receivables 2003 2004 2005 Significant cash generation potential through the sale of Average Yield Average Cost Spread 15% 6% 9% receivables portfolio 35

Receivables Sale Facilities B l u e g r e e n C o r p o r a t i o n FINANCIAL INFORMATION Receivables Sale Facilities Amount Facility Outstanding Amount Expiration Amount December 31, 2005 Available(1) Branch Banking & Trust (2) $150 million $ 0 $150 million General Electric Capital Corp. 3/08 $125 million $ 0 $125 million (1) As of December 31, 2005 (2) Not currently in place, but is being documented with an anticipated March 2008 expiration date. There can be no assurance that this facility will be consumated on favorable terms or at all. 36

Credit Facilities (expiration)

$75 Million GMAC Receivables Facility (February 2008)

$150 Million GMAC Resorts AD&C Facility (February 2008)

$75 Million GMAC Communities A&D Facility (September 2007)

$50 Million Resort Finance A&D Facility (January 2007)

$30 Million Wells Fargo Foothill Revolving Facility (December 2006)

$15 Million Wachovia Bank, N.A. Unsecured Revolver (June 2006)

B l u e g r e e n    C o r p o r a t i o n

FINANCIAL INFORMATION

B l u e g r e e n    C o r p o r a t i o n

NYSE:BXG

April   2 0 0 6